                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement.
[X]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to Section. 240.14a-12

                             LOOMIS SAYLES FUNDS II
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

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(2)    Form, Schedule or Registration Statement No.:

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(3)    Filing Party:

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(4)    Date Filed:

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

October 29, 2004

Dear Shareholder:

The enclosed proxy statement provides detailed information about two important proposals for CDC IXIS International Equity Fund (the "Fund," formerly known as the Loomis Sayles International Equity Fund). The Fund will hold a special meeting of shareholders on January 6, 2005 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P. ("IXIS Advisers"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement that explains in more detail the proposals to be considered. We've summarized some important facts below. Reading this letter completely may make your review of the proxy statement easier.

Q   What am I being asked to vote       You are being asked to vote FOR the
    for?                                following proposals:

                                        (1) Approval of a new advisory agreement for the Fund with IXIS Advisers.

                                        (2) Approval of a new subadvisory
                                        agreement for the Fund with Hansberger
                                        Global Investors, Inc. ("Hansberger").

                                        NO CHANGE IN THE TOTAL ADVISORY FEE RATE
                                        IS BEING PROPOSED.

Q   Why am I being asked to vote        In late August 2004, Loomis, Sayles &
    on new agreements?                  Company, L.P., the former investment
                                        adviser to the Fund, informed the Board
                                        of Trustees that it had made the
                                        strategic decision to exit the
                                        international equity investment
                                        business. The Board of Trustees decided
                                        to terminate the Fund's investment
                                        advisory agreement with Loomis Sayles
                                        and to approve an interim advisory
                                        agreement with IXIS Advisers and an
                                        interim subadvisory agreement with
                                        Hansberger. Under this new arrangement,
                                        effective August 26, 2004, Hansberger
                                        would manage the assets of the Fund
                                        subject to the supervision of IXIS
                                        Advisers.

                                        The interim advisory and subadvisory
                                        agreements continue in effect for a
                                        maximum of 150 days. In order for IXIS
                                        Advisers and Hansberger to continue
                                        serving as adviser and subadviser,
                                        respectively, beyond the expiration of
                                        the interim agreements, shareholders of
                                        the Fund must approve new advisory and
                                        subadvisory agreements. The Board of
                                        Trustees has approved the new agreements and unanimously recommends that shareholders approve the new agreements.

Q   Who is Hansberger?                  Hansberger was formed in 1994 and is a
                                        wholly-owned subsidiary of Hansberger
                                        Group, Inc. The firm specializes in
                                        global investing, managing separate
                                        portfolios and institutional mutual
                                        funds. As of September 30, 2004,
                                        Hansberger managed approximately $4.6
                                        billion in assets. Hansberger is an
                                        affiliated investment manager of CDC
                                        IXIS Asset Management North America,
                                        L.P. the parent company of IXIS
                                        Advisers, and currently subadvises other
                                        CDC Nvest Funds under the supervision of IXIS Advisers.

Q   Who will bear the costs of this     The expenses related to the meeting and
    meeting?                            the solicitation of proxies will be
                                        borne by IXIS Advisers and its
                                        affiliates, and not by the Fund.

REMEMBER - YOUR VOTE COUNTS

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. Alamo Direct, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

VOTE ON THE INTERNET OR BY TOLL-FREE TELEPHONE - IT'S YOUR CHOICE

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


/s/ John T. Hailer

John T. Hailer
President

                                                                       LS48-1004

                            LOOMIS SAYLES FUNDS II
                                 (the "Trust")
                              399 Boylston Street
                               Boston, MA 02116

                      CDC IXIS International Equity Fund
           (formerly named Loomis Sayles International Equity Fund)
                                 (the "Fund")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                January 6, 2005

   A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on January 6, 2005 at the offices of CDC IXIS Asset Management Advisers, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To consider the approval of a new advisory agreement for the Fund between CDC IXIS Asset Management Advisers, L.P. and the Trust, on behalf of the Fund.

2. To consider the approval of a new subadvisory agreement for the Fund among CDC IXIS Asset Management Advisers, L.P., Hansberger Global Investors, Inc. and the Trust, on behalf of the Fund.

3. To transact such other business as may properly come before the Meeting or any adjourned session.

   Shareholders of record at the close of business on October 29, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session.

                             By order of the Board of Trustees,

                             Coleen Downs Dinneen, Secretary

October 29, 2004

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            Loomis Sayles Funds II
                                 (the "Trust")
                              399 Boylston Street
                               Boston, MA 02116

                      CDC IXIS International Equity Fund
           (formerly named Loomis Sayles International Equity Fund)
                (the "International Equity Fund" or the "Fund")

                                PROXY STATEMENT

   The trustees of the Trust (the "Trustees") are soliciting proxies from the shareholders of the Fund in connection with a special meeting (the "Meeting") of shareholders of the Fund. The Meeting has been called to be held at 2:00 p.m. on January 6, 2005 at the offices of CDC IXIS Asset Management Advisers, L.P.* ("IXIS Advisers"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of October 29, 2004 (the "Record Date") beginning on or about October 29, 2004. Please read this Proxy Statement and keep it for future reference. The Fund has previously sent its semi-annual report dated March 31, 2004 and its annual report dated September 30, 2003 to its shareholders. A copy of the Fund's most recent annual report and semi-annual report may be obtained without charge by writing to CDC IXIS Asset Management Distributors, L.P.* ("IXIS Distributors") at the same address set forth above or by calling (800) 225-5478. In addition, the Fund's most recent annual report and semi-annual report are available on its website at www.cdcnvestfunds.com. (Click on "Fund Information" and then on "Financial Reports.")

   The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new advisory agreement between the Trust, on behalf of the Fund, and IXIS Advisers and (2) approval of a new subadvisory agreement among IXIS Advisers, Hansberger Global Investors, Inc. ("Hansberger") and the Trust, on behalf of the Fund.

* Please note that, effective November 1, 2004, CDC IXIS Asset Management Advisers, L.P. will be changing its name to IXIS Asset Management Advisors, L.P. and CDC IXIS Asset Management Distributors, L.P. will be changing its name to IXIS Asset Management Distributors, L.P. These are name changes only and will not effect the management or operations of these entities.

            OVERVIEW AND RELATED INFORMATION FOR PROPOSALS 1 AND 2

   At a meeting held on August 20, 2004, the Trustees of the Trust approved the termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"), effective as of the close of business on August 25, 2004. The sole reason for the termination was Loomis Sayles' strategic decision to exit the international equity investment business. At the same meeting, the Trustees approved a proposal to replace Loomis Sayles with IXIS Advisers, as investment adviser to the Fund, and Hansberger, as subadviser to the Fund. Under this arrangement, Hansberger would manage the assets of the Fund subject to the supervision of IXIS Advisers.

   The Trustees approved IXIS Advisers to serve as an interim adviser and Hansberger to serve as an interim subadviser until the required approval by shareholders could be obtained. Specifically, the Trustees approved (1) an interim advisory agreement with IXIS Advisers (the "Interim Advisory Agreement"), (2) a new advisory agreement with IXIS Advisers whose effectiveness would be contingent upon shareholder approval (the "New Advisory Agreement"), (3) an interim subadvisory agreement with Hansberger (the "Interim Subadvisory Agreement"), and (4) a new subadvisory agreement with Hansberger whose effectiveness would be contingent upon shareholder approval (the "New Subadvisory Agreement"). The Interim Advisory and Subadvisory Agreements were effective August 26, 2004 and have a maximum duration of 150 days. The New Advisory and Subadvisory Agreements will not take effect until shareholders approve the proposals.

   This meeting is being held to seek shareholder approval of the New Advisory and Subadvisory Agreements. No change in the total advisory fee rate of the Fund is being proposed.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT FOR THE FUND.

              I. PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT

Previous Advisory Agreement

   Until August 26, 2004, Loomis Sayles served as the investment adviser of the Fund pursuant to an advisory agreement dated October 30, 2000 (the "Previous Advisory Agreement"). The Trustees initially approved the Previous Advisory Agreement at a meeting held on August 7, 2000 and most recently approved its continuance on June 4, 2004 for another one-year term commencing July 1, 2004. The Fund's shareholders approved the Fund's Previous Advisory Agreement at a meeting held on October 5, 2000. The Fund's shareholders were asked to approve the Previous Advisory Agreement at such time because the advisory agreement then in effect would be terminating upon the acquisition of Loomis Sayles' then parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P. ("IXIS North America")), by CDC IXIS Asset Management ("IXIS AM"). That acquisition was consummated on October 30, 2000.

Interim and New Advisory Agreements

   As noted above, the Trustees, at a meeting held on August 20, 2004, approved the termination of the Previous Advisory Agreement, effective as of the close of business on August 25, 2004, due to Loomis Sayles' decision to exit the international equity investment business. At that same meeting, the Trustees approved the Interim Advisory Agreement with IXIS Advisers, to be effective August 26, 2004 and to continue for a period of 150 days or until shareholders of the Fund approve the New Advisory Agreement, whichever occurs first. The Trustees also approved the New Advisory Agreement with IXIS Advisers, which, if approved by shareholders of the Fund, will enable IXIS Advisers to continue serving as adviser of the Fund following the expiration of the Interim Advisory Agreement.

   The terms of the New Advisory Agreement are identical to those of the Interim Advisory Agreement (except for the effective dates) but different from those of the Previous Advisory Agreement. Below is a summary of the material differences:

 . Under the Interim and New Advisory Agreements, IXIS Advisers, and not Loomis
   Sayles, is the investment adviser of the Fund;

 . Unlike the Previous Advisory Agreement, the Interim and New Advisory
   Agreements contain a provision which prohibits the adviser from disclosing or using the non-public personal information of the Fund's customers or consumers except to carry out the purposes of the Agreements, in accordance with Regulation S-P; and

 . Unlike the Previous Advisory Agreement, the Interim and New Advisory
   Agreements allow the adviser to delegate portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel necessary for managing the affairs of the Fund and certain other administrative and general management services) to other parties.*

* As noted above, IXIS Advisers has delegated its responsibilities with respect to portfolio management services of the Fund to Hansberger, pursuant to the Interim and New Subadvisory Agreements that were approved by the Trustees on August 20, 2004 (see "Proposal 2: Approval of a New Subadvisory Agreement").

   No change in the total advisory fee rate of the Fund is being proposed. The annualized fee rate payable by the Fund to IXIS Advisers under the Interim and New Advisory Agreements is 0.75% of the Fund's average daily net assets, which is the same rate that was payable to Loomis Sayles under the Previous Advisory Agreement. For more information regarding the Interim and New Advisory Agreements, please see "Description of the New Advisory Agreement" below.

   The New Advisory Agreement is subject to shareholder approval. However, the Interim Advisory Agreement went into effect on August 26, 2004, pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act"), which, under certain conditions, allows such agreements to take effect and continue for up to 150 days without receiving prior shareholder approval as long as the total advisory fees payable thereunder do not exceed the total advisory fees payable under the prior arrangement. If shareholders of the Fund approve the New Advisory Agreement on January 6, 2005, the Interim Advisory Agreement would terminate and IXIS Advisers would begin serving as adviser to the Fund under the New Advisory Agreement effective January 7, 2005.

Board of Trustees' Consideration of the New Advisory Agreement

   At a meeting held on September 21, 2004, the Trustees, including the Trustees who are not "interested persons" of the Trust, IXIS Advisers or Hansberger (the "Independent Trustees"), voted unanimously to recommend that shareholders of the Fund vote to approve the Fund's New Advisory Agreement. The Trustees had approved the New Advisory Agreement (subject to shareholder approval), as well as the Interim Advisory Agreement, on August 20, 2004. In connection with that approval and with its recommendation that the shareholders of the Fund approve the Fund's New Advisory Agreement, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year and whether to approve a new adviser. In considering the Interim and New Advisory Agreements (collectively, the "Advisory Agreements"), the Trustees did not identify any single factor as determinative. Matters considered by the Board included:

 . the results and financial condition of IXIS Advisers;

 . the nature, quality and extent of the portfolio management services furnished by IXIS Advisers;

 . whether the portfolio management services to be provided pursuant to the Advisory Agreements would be provided on terms and conditions similar to those of the Previous Advisory Agreement;

 . the terms of the Advisory Agreements;

 . IXIS Advisers' ability to retain and attract capable personnel to serve the Fund;

 . the recent investment performance of the Fund;

 . the advisory fees and other expenses that would be paid by the Fund under the Advisory Agreements as compared to those of similar funds managed by other investment advisers; and

 . the potential efficiencies to be gained from having IXIS Advisers serve as the investment adviser for most CDC Nvest Funds (including the Fund).

   At a meeting held on June 4, 2004, the Trustees approved the continuation of IXIS Advisers' advisory agreements (which are on substantially the same terms as the Advisory Agreements) with the above-mentioned CDC Nvest Funds for another one-year term commencing July 1, 2004.

Description of the New Advisory Agreement

   For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A. The next several paragraphs briefly summarize some important provisions contained in the Interim and New Advisory Agreements (which are identical to each other except for their effective dates).

   Each Advisory Agreement essentially provides that IXIS Advisers will provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees), and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel necessary for managing the affairs of the Fund and certain other administrative and general management services).

   Each Advisory Agreement allows IXIS Advisers to delegate any and all of its responsibilities thereunder with respect to the provision of portfolio management services to one or more subadvisers, pursuant to a written agreement with each subadviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as investment adviser of a registered investment company. Any subadviser may be affiliated with IXIS Advisers. Each Advisory Agreement also allows IXIS Advisers to delegate any or all of its responsibilities thereunder with respect to the provision of administrative services to one or more other parties selected by IXIS Advisers, which also may include affiliates of IXIS Advisers.

   The New Advisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees. (The Interim Advisory Agreement provides that it will continue in effect for up to 150 days).

   Each Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to IXIS Advisers, or by IXIS Advisers upon ninety days' written notice to the Trust, and each Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as defined in the 1940 Act.

   Each Advisory Agreement provides that IXIS Advisers will not be liable to the Fund or its shareholders except for liability arising from IXIS Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under such Advisory Agreement.

   Under the Previous Advisory Agreement, the annual advisory fee rate payable by the Fund to Loomis Sayles and the aggregate fee paid to Loomis Sayles for the Fund's most recent fiscal year were as follows:

                              Advisory Fee Rate
                           Payable (as a percentage   Aggregate Fee Paid for
                             of average daily net     the fiscal year ended
 Fund                              assets)                   9/30/04*
 ------------------------  ------------------------  ------------------------
 CDC IXIS                           0.75%              $535,777 (unaudited)
  International Equity
  Fund

* Includes aggregate fees paid to IXIS Advisers for the period August 26, 2004 through September 30, 2004.

   Under the New Advisory Agreement, the total annual advisory fee rate payable by the Fund to IXIS Advisers will remain the same. If the New Advisory Agreement had been in place during the previous fiscal year, the aggregate fee paid to IXIS Advisers by the Fund would have been the same as the aggregate fee paid to Loomis Sayles under the Previous Advisory Agreement, as noted above.

   IXIS Advisers also currently serves as adviser to the Hansberger International Fund, which has a similar investment goal and policies as the Fund, for compensation at the annual fee rate set forth in the table below.

                              Advisory Fee Rate
                           Payable (as a percentage
                             of average daily net    Total Net Assets of the
 Fund                              assets)              Fund as of 9/30/04
 ------------------------  ------------------------  ------------------------
 Hansberger International  0.80% of the first $200         $126,361,033
  Fund                      million
                           0.75% of such assets in
                            excess of $200 million

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE FUND.

            II. PROPOSAL 2: APPROVAL OF A NEW SUBADVISORY AGREEMENT

Interim and New Subadvisory Agreements

   As noted above, the Trustees, at a meeting held on August 20, 2004, approved the Interim Subadvisory Agreement among the Trust, on behalf of the Fund, IXIS Advisers and Hansberger, to be effective August 26, 2004 and to continue for a period of 150 days or until shareholders of the Fund approve the New Subadvisory Agreement, whichever occurs first. The Interim Subadvisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which, under certain conditions, allows such agreements to take effect and to continue for up to 150 days without receiving prior shareholder approval as long as the total advisory fees payable do not exceed the total advisory fees payable under the prior arrangement. The Trustees also approved the New Subadvisory Agreement with Hansberger, which, if approved by shareholders of the Fund, will enable Hansberger to continue serving as subadviser of the Fund following the expiration of the Interim Subadvisory Agreement. If shareholders of the Fund approve the New Subadvisory Agreement (as well as the New Advisory Agreement) on January 6, 2005, the Interim Subadvisory Agreement would terminate and Hansberger would begin serving as subadviser to the Fund under the New Subadvisory Agreement effective January 7, 2005.

Board of Trustees' Consideration of the New Subadvisory Agreement

   At a meeting held on September 21, 2004, the Trustees, including the Independent Trustees, voted unanimously to recommend that shareholders of the Fund vote to approve the Funds' New Subadvisory Agreement. The Trustees had approved the New Subadvisory Agreement (subject to shareholder approval), as well as the Interim Subadvisory Agreement, on August 20, 2004. In connection with that approval, and with its recommendation that the shareholders of the Fund approve the New Subadvisory Agreement, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's subadvisory agreement as in effect from year to year and whether to approve a new subadviser. In considering the Interim and New Subadvisory Agreements (collectively, the "Subadvisory Agreements"), the Trustees did not identify any single factor as determinative. Matters considered by the Board included:

 . the results and financial condition of Hansberger;

 . the number, education and experience of Hansberger's investment personnel
   (including particularly those personnel with responsibilities for providing services to the Fund) and Hansberger's use of technology, external research and trading cost measurement tools;

 . the procedures employed by Hansberger to determine the value of the Fund's assets;

 . the resources devoted to, and the record of compliance with, restrictions and policies on personal securities transactions;

 . the terms of the Subadvisory Agreements;

 . the subadvisory fee rate payable to Hansberger;

 . the total expense ratio of the Fund; and

 . Hansberger's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to Hansberger (see Appendix C for more information about these matters).

   Hansberger currently subadvises other CDC Nvest Funds. At a meeting on June 4, 2004, the Trustees approved the continuation of Hansberger's subadvisory agreements (which are on substantially the same terms as the Subadvisory Agreements) with the above-mentioned CDC Nvest Funds for another one-year term commencing July 1, 2004.

Hansberger as Subadviser of the CDC IXIS International Equity Fund

   Hansberger was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc. Hansberger managed approximately $4.6 billion in assets as of September 30, 2004 and specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of IXIS North America because of IXIS North America's interest in Hansberger Group, Inc., Hansberger's parent company.

   Since becoming interim subadviser of the Fund, Hansberger has been managing the Fund according to the Fund's current investment goal and strategies. However, Hansberger follows a different investment process than did Loomis Sayles. In general, Hansberger seeks companies with the following characteristics, although not all of the companies will have these attributes:

 . High secular growth

 . Superior profitability

 . Medium to large capitalizations, although there are no limitations on the size of the companies in which the Fund may invest

   In making investment decisions, Hansberger generally employs the following methods:

 . Securities are selected on the basis of fundamental company-by-company analysis.

 . In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

 . In addition, a company's valuation measures, including but not limited to price-to-earnings ratio, will customarily be considered.

 . Hansberger seeks to control portfolio risk through top down geographic and sector allocation.

   Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

   Thomas R.H. Tibbles, Barry A. Lockhart, Trevor Graham, and Patrick H. Tan co-manage the Fund's portfolio under the Interim Subadvisory Agreement and would continue to be the co-portfolio managers under the New Subadvisory Agreement. Mr. Tibbles is Chief Investment Officer - Growth Team & Managing Director - Canada of Hansberger, holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience. Mr. Lockhart is Senior Vice President - Research of Hansberger, holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience. Mr. Graham is Vice President - Research of Hansberger, holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience. Mr. Tan is a Research Analyst of Hansberger and has over 6 years of investment-related experience.

   Hansberger also currently serves as subadviser or adviser to other funds which have similar investment objectives and policies as the Fund, for compensation at the annual fee rates set forth in the table below.

                                                                               Total Net
                                            Advisory/Subadvisory Fee Rate    Assets of the
                                         Payable (as a percentage of average  Funds as of
Fund                                              daily net assets)             9/30/04
------------------------------------------------------------------------------------------
Hansberger International Fund              0.45% of the first $200 million   $126,361,033
                                           0.40% of such assets in excess
                                            of $200 million*
------------------------------------------------------------------------------------------
Hansberger Institutional Series -
 International Growth Fund                 0.75%**                           $ 38,084,069
------------------------------------------------------------------------------------------
Forward Hansberger International Growth
 Fund                                      0.50%                             $ 21,045,801
------------------------------------------------------------------------------------------
Pacific Capital International Stock Fund   0.60% on the first $75 million    $ 61,884,953
                                           0.35% of such assets in excess
                                            of $75 million
------------------------------------------------------------------------------------------

* Prior to August 1, 2003, the portfolio of this Fund was divided into four different segments managed by three different subadvisers: Hansberger, Harris Associates L.P. (which managed two segments) and Loomis Sayles. The advisory fee rate payable to Hansberger for subadvising its segment of the Fund was 0.55% of the first $50 million of the segment's average daily net assets, 0.50% of the next $50 million of the segment's average daily net assets and 0.35% of the segment's average daily net assets in excess of $100 million. On August 1, 2003, Hansberger replaced Harris Associates L.P. as subadviser to one segment of the Fund. The advisory fee rates payable to Hansberger were the same as the rates payable to Hansberger prior to August 1, 2003. On March 1, 2004, Hansberger became the sole subadviser to the Fund. The current advisory fee rate payable to Hansberger is set forth in the table above.
** Hansberger has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund if the annual operating expenses, expressed as a percentage of average daily net assets, exceed 1.00%. Hansberger may revise or discontinue this voluntary fee waiver and reimbursement at any time.

   The subadvisory fee rates payable by the Fund to Hansberger under the Interim and New Subadvisory Agreements is set forth in the table below.

                                          Subadvisory Fee Rate
                                                Payable
                                          (as a percentage of
              Fund                      average daily net assets)
              ------------------------  -------------------------
              CDC IXIS International    0.45% of the first $200
               Equity Fund              million
                                        0.40% of such assets in
                                         excess of $200 million

   It is important to note that, at its September 21, 2004 meeting, the Trustees approved certain changes to the goal, investment strategies, benchmark and name of the Fund effective as of February 1, 2005 (assuming shareholder approval of the New Advisory and Subadvisory Agreements). These changes, which are described below, do not require shareholder approval:

                                                     Changes effective
                 Current                           as of February 1, 2005
-----------------------------------------------------------------------------------
Fund Name: CDC IXIS International         New Fund Name: Hansberger Foreign
Equity Fund                               Growth Fund
-----------------------------------------------------------------------------------
Investment Goal: The Fund seeks high      New Investment Goal: The Fund
total investment return through a         seeks high long-term total return.
combination of capital appreciation and
current income.
-----------------------------------------------------------------------------------
Investment Strategy: Under normal         New Investment Strategy: Under
market conditions, the Fund invests at    normal market conditions, the Fund
least 80% of its assets in equity         will invest at least 80% of its assets in
securities. In accordance with applicable foreign equity securities, which it
Securities and Exchange Commission        defines as securities of companies
requirements, the Fund will notify        organized or headquartered outside of
shareholders prior to any change to such  the United States. In accordance with
policy taking effect. The Fund invests    applicable Securities and Exchange
primarily in common stocks or other       Commission requirements, the Fund
equity securities issued by companies     will notify shareholders prior to any
headquartered or organized outside the    change to such policy taking effect.
-----------------------------------------------------------------------------------

                                                     Changes effective
                 Current                           as of February 1, 2005
---------------------------------------------------------------------------------
United States. The Fund generally          The Fund will invest in at least three
focuses on stocks of larger companies,     different countries and expects to be
but the Fund may invest in securities      invested in more than three countries,
issued by companies of any size and in     including countries considered to be
securities of issuers located in countries emerging markets.
with emerging markets.
---------------------------------------------------------------------------------
Benchmark: Morgan Stanley Capital          New Benchmark: Morgan Stanley All
International Europe, Australasia and      Country World Ex U.S. Index (which
Far East Index (which represents the       represents the performance of
performance of developed markets,          developed and emerging markets,
excluding the United States and            excluding the United States)
Canada)
---------------------------------------------------------------------------------

   If the New Advisory Agreement and New Subadvisory Agreement are not approved at the shareholder meeting, IXIS Advisers and Hansberger no longer will serve as the Fund's investment adviser and subadviser, respectively. In that case, the Trustees will take such action as they deem appropriate under the circumstances.

Description of the New Subadvisory Agreement

   For a complete understanding of the proposed New Subadvisory Agreement, please refer to the form of New Subadvisory Agreement provided as Appendix B. The next several paragraphs briefly summarize some important provisions contained in the Interim and New Subadvisory Agreements (which are identical except for their effective dates).

   Each Subadvisory Agreement essentially provides that Hansberger, under the supervision of IXIS Advisers, will (1) manage the investment and reinvestment of the assets of the Fund, and have the authority on behalf of the Fund to vote and shall vote all proxies and exercise all other rights of the Fund as a security holder of companies in which the Fund from time to time invests, (2) select brokers and dealers to carry out portfolio transactions for the Fund and
(3) furnish IXIS Advisers monthly, quarterly and annual reports concerning portfolio transactions and performance of the Fund, and provide IXIS Advisers with such other information and reports as may reasonably be requested by IXIS Advisers from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

   As full compensation for all services rendered, facilities furnished and expenses borne by Hansberger, the Subadvisory Agreements provide that Hansberger shall be paid at the annual rate of 0.45% of the first $200 million of average daily net assets and 0.40% of average daily net assets in excess of $200 million. Such compensation is payable by the Trust (though, under the Advisory Agreements, the Trust's payment obligations to IXIS Advisers are reduced to the extent of the fees payable under the Subadvisory Agreements).

   The New Subadvisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees. (The Interim Subadvisory Agreement provides that it will continue in effect for 150 days).

   Each Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Hansberger, (ii) by IXIS Advisers, on ninety days' written notice to Hansberger, or (iii) by Hansberger, upon ninety days' written notice to IXIS Advisers and the Trust, and each Subadvisory Agreement provides that it will terminate automatically in the event of its "assignment" as defined in the 1940 Act or upon the termination of the Advisory Agreement.

   Each Subadvisory Agreement provides that Hansberger will not be liable to IXIS Advisers, the Trust, the Fund or its shareholders, except for liability arising from Hansberger's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under such Subadvisory Agreement. In addition, each Subadvisory Agreement provides that IXIS Advisers shall indemnify Hansberger for liability arising from any claim or demand by any past or present shareholder of the Fund that is not based upon the obligations of Hansberger under the Agreement.

Restructuring Costs

   Subsequent to the transition from Loomis Sayles on August 26, 2004, Hansberger reviewed the existing portfolio holdings of the Fund and determined what holdings it expected to sell and what securities it expected to purchase in order to conform the Fund's portfolio to Hansberger's judgment as to security selection. Based on this review, Hansberger sold a significant percentage of the Fund's portfolio securities and reinvested the sale proceeds in other securities. In addition to brokerage commission costs of approximately $53,200, the transactions involved additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being bought and sold, which were estimated to be approximately $83,600. These costs were borne by the Fund. In addition, the Fund recognized approximately $4.5 million in capital gains as a result of these transactions, although it is expected that these gains will be offset by the Fund's loss carryforwards.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR THE FUND.

                            III. OTHER INFORMATION

   Principal Underwriter and Administrator. IXIS Distributors is the Fund's principal underwriter. CDC IXIS Asset Management Services, Inc. ("IXIS Services") is the Fund's transfer and shareholder servicing agent and the Fund's administrator. The address of IXIS Distributors and IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116. Please note that, effective November 1, 2004, CDC IXIS Asset Management Services, Inc. will be changing its name to IXIS Asset Management Services Company.

   Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on October 29, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for the Fund the total number of shares outstanding as of October 7, 2004 for each class of the Fund's shares. It also identifies holders, as of October 7, 2004, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of October 7, 2004.

Information About the Ownership of the Adviser and the Subadviser

   The Adviser. IXIS Advisers, formed in 1995, is a limited partnership organized under the laws of the State of Delaware. Its sole general partner, CDC IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("IXIS Holdings"), which in turn is a wholly owned subsidiary of IXIS North America. IXIS Distribution Corporation is also the sole general partner of IXIS Distributors, which is the principal underwriter for the Fund, and the sole shareholder of IXIS Services, the Fund's transfer and shareholder servicing agent and administrator. IXIS North America owns the entire limited partnership interest in each of IXIS Advisers and IXIS Distributors. IXIS North America is a part of an international Asset Management Group based in Paris, France. The Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS North America has 15 principal subsidiaries or affiliated asset management firms that collectively had $161 billion in assets under management at June 30, 2004.

   The principal executive officer of IXIS Advisers and IXIS Distributors is John T. Hailer, who is the President and a Trustee of the Trust and whose principal occupation is his position as President and Chief Executive Officer of IXIS Distributors.

The address of IXIS Advisers, IXIS Distributors, IXIS Distribution Corporation, IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

   The Subadviser. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc., which is controlled by Mr. Thomas L. Hansberger. IXIS North America also holds an equity interest in Hansberger Group, Inc. The principal executive officer of Hansberger is Mr. Hansberger, who is Chairman, Director, Chief Executive Officer and Treasurer of Hansberger. Mr. Hansberger's principal occupation is his position with Hansberger. The address of Hansberger and of Mr. Hansberger is 515 East Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301. As of November 30, 2004, Hansberger's new address will be 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

Information About Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of IXIS Advisers, Hansberger, or IXIS North America and its affiliated companies. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $4,000.

   Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by IXIS Advisers and its affiliates.

   Voting Process. You can vote in any one of the following four ways:

 . By Internet - Use the Internet to vote by visiting https://vote.proxy-direct.com or www.cdcnvestfunds.com.

 . By telephone - Use a touch-tone telephone to call toll-free 1-866-241-6192, which is available 24 hours a day.

 . By mail - Complete and return the enclosed proxy card.

 . In person - Vote your shares in person at the Meeting.

   Shareholders who owned Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Tabulation of Proxies. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. However, as indicated below under "Required Vote" the approval of Proposals 1 and 2 will require that more than 50% of the shares of the Fund be present at the Meeting or represented by proxy. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

   Required Vote. The vote required to approve each proposal is the lesser of (1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the New Advisory Agreement is approved by shareholders but the New Subadvisory Agreement is not, the New Advisory Agreement will take effect and IXIS Advisers will consider such actions as are necessary to provide for the portfolio management of the Fund. If only the New Subadvisory Agreement is approved or if neither New Agreement is approved, then neither New Agreement will take effect and the Trustees will consider such alternatives as are believed to be in the Fund's best interests, which might include the liquidation of the Fund.

   Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present are the approvals of the New Advisory Agreement and New Subadvisory Agreement for the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Payments to Affiliates

   In addition to advisory fees payable to IXIS Advisers, the Fund compensates IXIS Distributors and IXIS Services, affiliates of IXIS North America, for providing various services to the Fund and its shareholders. For the fiscal year ended September 30, 2004, payments by the Fund to IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to $20,596. In addition, IXIS Distributors received $22,830 in sales charges (including any contingent deferred sales charges on Classes A, B and C shares) from the Fund's shareholders for the fiscal year ended September 30, 2004. For the fiscal year ended September 30, 2004, these payments by the Fund to IXIS Services for transfer agency services amounted to $47,561. In addition, IXIS Services received $46,615 from the Fund for administrative services for the fiscal year ending

September 30, 2004. These arrangements are not affected in any way by the New Advisory or Subadvisory Agreements. All amounts stated above are unaudited.

Certain Trustees and Officers of the Trust

   John T. Hailer, a Trustee of the Trust, and the following persons who are officers of the Trust, are also directors, officers or employees of IXIS Distribution Corporation, IXIS Advisers, IXIS Distributors or IXIS Services (collectively, the "IXIS Advisers Affiliates"): John E. Pelletier, Coleen Downs Dinneen, Kristin S. Vigneaux and Michael Kardok.

   The transactions may result in greater revenues or lesser expenses, in the aggregate, to the parent company of the IXIS Advisers Affiliates, IXIS North America. Because Messrs. Hailer and Robert J. Blanding, Trustees of the Trust, are also directors, officers or employees of IXIS North America or its subsidiaries, they may also be considered to have an interest in the transactions. Because Messrs. Pelletier and Kardok and Mses. Dinneen and Vigneaux, officers of the Trust, are also directors, officers or employees of the IXIS Advisers Affiliates, they may also be considered to have an interest in the transactions.

                                                                     Appendix A

                      CDC IXIS INTERNATIONAL EQUITY FUND

                              Advisory Agreement

   AGREEMENT made the __ day of ______, 20__, by and between Loomis Sayles Funds II, a Massachusetts business trust (the "Fund"), with respect to its CDC IXIS International Equity Fund series (the "Series"), and IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the "Manager").

                                  WITNESSETH:

   WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

   NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

   1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided; provided, however, that the Manager shall have no obligation to pay the fees of any Sub-Adviser (as defined in Section 1(b) hereof), to the extent that the Fund has agreed, under any contract to which the Fund and the Sub-Adviser are parties (a "Sub-Advisory Agreement") to pay such fees. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

      (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

   2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

      (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

      (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

      (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

   3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

      (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

      (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in Section 4);

      (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator; and

      (d) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Series' investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

   4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

      (a) any of the costs of printing and mailing the items referred to in sub-section (n) of this section 4;

      (b) any of the costs of preparing, printing and distributing sales literature;

      (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

      (d) registration, filing and other fees in connection with requirements of regulatory authorities;

      (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

      (f) charges and expenses of independent accountants retained by the Fund;

      (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

      (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

      (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

      (j) any cost of certificates representing shares of the Fund;

      (k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities;

      (l) expenses of meetings of shareholders and trustees of the Fund;

      (m) interest, including interest on borrowings by the Fund;

      (n) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

      (o) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

   5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

   6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

   7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation in an amount equal to (x) the annual rate of 0.75% (or such lesser amount as the Manager may from time to time agree to receive) minus (y) any fees payable by the Fund, with respect to the period in question, to any one or more Sub-Advisers pursuant to any Sub-Advisory Agreements in effect with respect to such period. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

   8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding interest, taxes, portfolio brokerage commissions, distribution-related expenses and extraordinary expenses) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

   9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

   10. This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

      (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

      (c) this Agreement shall automatically terminate in the event of its assignment;

      (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

   Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

   11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

   12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

   13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

   14. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                           LOOMIS SAYLES FUNDS IIon behalf of
                                           its CDC IXIS International Equity
                                           Fundseries
                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

IXIS ASSET MANAGEMENT ADVISORS,
  L.P.
By:    IXIS Asset Management
       Distribution Corporation,
       its general partner
By:...
       -------------------------
Name:.
Title:

                                    NOTICE

   A copy of the Agreement and Declaration of Trust establishing Loomis Sayles Funds II (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's CDC IXIS International Equity Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     Appendix B

                      CDC IXIS INTERNATIONAL EQUITY FUND

                            Sub-Advisory Agreement
                      (Hansberger Global Investors, Inc.)

   Sub-Advisory Agreement (this "Agreement") entered into as of __ day of ______, 20__, by and among Loomis Sayles Funds II, a Massachusetts business trust (the "Trust"), with respect to its CDC IXIS International Equity Fund series (the "Series"), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the "Manager"), and Hansberger Global Investors, Inc., a Delaware limited partnership (the "Sub-Adviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated
          , 20   (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

   WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

   1. Sub-Advisory Services.

      a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

      b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

      c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

   2. Obligations of the Manager.

      a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

      b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

   3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

   4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "Hansberger Global Investors, Inc." and that all use of any designation consisting in whole or part of "Hansberger Global Investors, Inc." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

   5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

   6. Purchase and Sale of Assets. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

   7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $200 million of the average daily net assets of the Series and 0.40% of the Series' average daily net assets in excess of $200 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

   8. Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

   9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

   The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

   10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

      a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

      b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

      d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

   Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

   11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

   12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

   13. General.

      a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

      b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

      c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

      d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

IXIS Asset Management Advisors,
L.P.By IXIS Asset Management
DistributionCorporation, its
general partner
By:
       -------------------------
Name:
Title:

Hansberger Global Investors, Inc.
By:...
       -------------------------
Name:.
Title:

LOOMIS SAYLES FUNDS II,on behalf
of its CDC IXIS International
Equity Fundseries
By:
       -------------------------
Name:.
Title:

                                    NOTICE

   A copy of the Agreement and Declaration of Trust establishing Loomis Sayles Funds II (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's CDC IXIS International Equity Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     Appendix C

   Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

   In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.

   Subject to best execution, Hansberger may cause the Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by the Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

   Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

   Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit the Fund and other advisory clients.

   Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.

   Hansberger may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

   Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

                                                                     Appendix D

Outstanding Shares

   As of October 7, 2004, the total number of shares outstanding for each class of the Fund was approximately 413,153.86 for Class A; 81,817.30 for Class B; 4,639.08 for Class C; and 4,466,092.16 for Class Y. The total number of shares outstanding as of this date was approximately 4,965,702.39.

Significant Shareholders

   As of October 7, 2004, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Fund:

                                                    Percentage of Outstanding
   Class  Name and Address of Owner*  Shares Owned    Shares of Class Owned
   ----- ---------------------------- ------------- -------------------------
     Y   Charles Schwab & Co., Inc.   1,589,959.237           35.64%
         Attn: Mutual Fund Department
         101 Montgomery Street
         San Francisco, California
         94104-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed.

   As of October 7, 2004, the Trustees and the executive officers of the Trust, as a group and individually, owned less than 1% of any class of shares of the Fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                                        Your Proxy Vote is important!

                                        And now you can Vote your Proxy on the
                                        PHONE or the INTERNET.

                                        It saves Time! Telephone and Internet
                                        voting is instantaneous - 24 hours a
                                        day.

                                        It's Easy! Just follow these simple
                                        steps:

                                        1.      Read your proxy statement
                                                and have it at hand.

                                        2.      Call toll-free 1-866-241-6192
                                                or go to website:
                                                https://vote.proxy-direct.com

                                        3.      Follow the recorded or on-screen
                                                directions.

                                        4.      Do not mail your Proxy Card
                                                when you vote by phone or
                                                Internet.

                  Please detach at perforation before mailing.


PROXY CARD             CDC IXIS INTERNATIONAL EQUITY FUND             PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 6, 2005

The undersigned hereby appoints John E. Pelletier, Russell Kane and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC IXIS International Equity Fund (the "Fund"), on January 6, 2005 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.


                                        VOTE VIA THE TELEPHONE:  1-866-241-6192
                                        VOTE VIA THE INTERNET:
                                               https://vote.proxy-direct.com
                                        999 99999 999 999

                                        Note: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature of joint owner, if any

                                        ----------------------------------------
                                        Date                          CIE_14649

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY





                  Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR each proposal.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE:

                                                 FOR     AGAINST     ABSTAIN
1.  To approve a new advisory agreement
    for CDC IXIS International Equity
    Fund between Loomis Sayles Funds II and
    CDC IXIS Asset Management Advisers, L.P.     [ ]       [ ]         [ ]
2.

    To approve a new subadvisory agreement
    for CDC IXIS International Equity
    Fund among Loomis Sayles Funds II,
    CDC IXIS Asset Management Advisers,
    L.P. and Hansberger Global Investors,
    Inc.                                         [ ]       [ ]         [ ]

                                                                       CIE_14649

             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

Postage and Permit Information)
CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

Your Vote is Important! Please Open Immediately

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
PROXY
-----------------------------------------------

--------------------------------------------            ----------
BUSINESS REPLY MAIL                                     NO POSTAGE
FIRST-CLASS MAIL PERMIT NO. 112 SMITHTOWN NY             NECESSARY
--------------------------------------------             IF MAILED
                                                          IN THE
                                                          UNITED
                                                          STATES
                                                        ----------

POSTAGE WILL BE PAID BY ADDRESSEE

CDC NVEST FUNDS
C/O Proxy Tabulator
P.O. Box 9043
Smithtown, NY 11787-9840

(Postage and Permit Information)
CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

--------------------------------------------------------------------------------
                    URGENT REQUEST! WE NEED YOUR VOTE TODAY!
--------------------------------------------------------------------------------

Your Vote is Important! Please Open Immediately

-----------------------------------------------


-----------------------------------------------

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of CDC IXIS INTERNATIONAL EQUITY FUND."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "You have voted AS THE BOARD RECOMMENDED." "To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 2: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1." "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

Call is terminated.

OUTBOUND PHONE SCRIPT - CDC IXIS INTERNATIONAL EQUITY FUND

Hello, my name is              and I am calling on behalf of CDC IXIS
                  ------------
INTERNATIONAL EQUITY FUND. May I please speak with                     Thank you
                                                   -------------------
for taking my call.

I am calling to let you know that a special shareholder meeting will be held on January 6, 2005 for shareholders to vote on important proposals for CDC IXIS INTERNATIONAL EQUITY FUND.

Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your vote.

Have you received your package containing this information?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes may I please have your name and street address?

The Board of Trustees recommends that you vote in favor of the proposals. Would you like to vote as they recommend?
(If the shareholder does not wish to vote as the Board recommends offer to review the proposals with them and ask them how they would like to vote- you can do this by clicking on the vote now link to review their vote card).

Your vote has been recorded. You have voted        , is that correct?
                                            -------

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

Excerpts of https://vote.proxy-direct.com

Screen 1:

PROXY DIRECT Internet Voting
Shareholder Login

     You can now submit your voting instructions online. To do so, please enter your number in the area below. Your number is located in a shaded box on the right side of your proxy card or voting instruction card. If you have received multiple cards, each has its own number and you will need to login and provide your voting instructions separately for each such distinct number.

          Enter number here: --- Continue

     Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.

     (C)2001 PROXY DIRECT(TM) - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

Screen 2:

PROXY DIRECT Internet Voting
Campaign Proposals

     Shareholder:
     ALAMO SAMPLE CARD FOR
     CDC IXIS INTERNATIONAL EQUITY FUND, CLASS A
     280 OSER AVE
     HAUPPAUGE, NY 11788

     Account: XXXXXXXXXX
     Previous vote: No Previous Vote Collected

     CDC IXIS International Equity Fund, Class A

APPLICABLE CAMPAIGN PROPOSALS
Mark ALL -> Board Recommended
Mark ALL -> For Against Abstain

     1 To approve a new advisory agreement for CDC IXIS International Equity Fund between Loomis Sayles Funds II and CDC IXIS Asset Management Advisers, L.P.

          For [ ] Against [ ] Abstain [ ]

     2 To approve a new subadvisory agreement for CDC IXIS International Equity Fund among Loomis Sayles Funds II, CDC IXIS Asset Management Advisers, L.P. and Hansberger Global Investors, Inc.

          For [ ] Against [ ] Abstain [ ]

Enter your e-mail address here if you would like an e-mail confirmation of your vote.

     Answers have been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding any of the proposals, please call (631)231-7900.

     X  Cancel   X Vote Now!

Screen 3:

PROXY DIRECT Internet Voting
Vote Confirmation

     Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet Voting site at any time before the meeting on Thursday, January 06, 2005 at 2:00 PM[ET] to submit new voting instructions.

     This is a summary of your voting instructions for the CDC IXIS International Equity Fund. You may print this page for your records.

     CDC IXIS International Equity Fund, Class A

     Instructions submitted on Thursday, October 28, 2004 at 10:36 AM[ET] Transaction Code: 9999001000-344505160

     1 To approve a new advisory agreement for CDC IXIS International Equity Fund between Loomis Sayles Funds II and CDC IXIS Asset Management Advisers, L.P.

     Voted For

     2 To approve a new subadvisory agreement for CDC IXIS International Equity Fund among Loomis Sayles Funds II, CDC IXIS Asset Management Advisers, L.P. and Hansberger Global Investors, Inc.

     Voted For

     If you wish to vote another card, please click here.

Excerpts of http://www.cdcnvestfunds.com:

CDC Nvest Funds: Online Proxy Voting

Online Proxy Voting

CDC IXIS Asset Management Distributors, L.P. has announced important proposals regarding CGM Advisor Targeted Equity Fund, CDC Nvest Star Growth Fund and CDC IXIS International Equity Fund, all of which require a shareholder vote.

CGM Advisor Targeted Equity Fund will hold a special meeting of shareholders on November 17, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

CDC Nvest Star Growth Fund will hold a special meeting of shareholders at 2:00 p.m. Eastern time on December 9, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. CDC IXIS International Equity Fund (formerly known as the Loomis Sayles International Equity Fund) will hold a special meeting of shareholders on January 6, 2005 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

-------------------------------------------------------------------------------
CGM Advisor Targeted       CDC Nvest Star Growth      CDC IXIS International
Equity Fund                Fund                       Equity Fund

Proxy letter to            Proxy letter to            Proxy letter to
shareholders*              shareholders*              shareholders*

Official proxy statement*  Official proxy statement*  Official proxy statement*

Enter our Electronic       Enter our Electronic       Enter our Electronic
Proxy Voting Center        Proxy Voting Center        Proxy Voting Center
-------------------------------------------------------------------------------

Remember - your vote counts

Important note:

If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy.

If you vote electronically, you do not need to mail your proxy card.

However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on these important proposals. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.